UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2020

PrimeEnergy Resources Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-7406	84-0637348
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9821 Katy Freeway, Houston, Texas		77024
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 735-0000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	PNRG	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

PRIMEENERGY RESOURCES CORPORATION

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 24, 2020, the Board of Directors of the Corporation (the “Board”) approved and adopted the amended and restated bylaws of the Corporation (the “Amended and Restated Bylaws”), effective immediately. The Amended and Restated Bylaws amend and restate the bylaws in their entirety. In addition to certain technical, conforming, and clarifying changes, including changes made to modernize the bylaws and reflect developments and amendments to the General Corporation Law of Delaware (the “DGCL”), the Amended and Restated Bylaws include the following changes (among others), to:

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provide that the annual meeting of the Corporation’s stockholders will be held on such date and at such time as shall be designated from time to time by the Board, rather than the previous default provision that such meeting be held on the second Tuesday in May of each year (or such other date as may be determined by the Board);

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expressly provide that any meeting of the Corporation’s stockholders may be held solely by means of remote communications, in the manner authorized by the DGCL, and to expressly provide procedures for adjournments and postponements of stockholder meetings;

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eliminate the requirements that (i) any change in the place of a stockholders’ meeting for the election of Directors may not be made within sixty (60) days before the date of such meeting and (ii) any notice of a change in the place of a stockholders’ meeting must be given to each stockholder entitled to vote thereat, in person or by letter mailed to his address listed on the Corporation’s stock ledger;

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provide that special meetings of the Corporation’s stockholders may be called by the President or Secretary of the Corporation, and shall be called by the either of them at the request of (i) the Board or a committee of the Board authorized to call such meetings or (ii) stockholders holding at least a majority (rather than one third) of the outstanding shares of capital stock of the Corporation entitled to vote on the matter for which the special meeting is called;

•

provide that, in order for business to be brought by any stockholder before an annual stockholders’ meeting, such stockholder must (i) comply with certain advance notice procedures and information requirements set forth in Section 15 of Article II of the Amended and Restated Bylaws and (ii) be a stockholder of record on the date of giving such notice and on the record date for the determination of stockholders entitled to notice of and to vote at such annual meeting;

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provide that, in order for any stockholder to nominate persons for election to the Board at an annual or special meeting of stockholders called for such purpose, such stockholder must (i) comply with certain advance notice procedures and information requirements set forth in Section 16 of Article II of the Amended and Restated Bylaws and (ii) be a stockholder of record on the date of giving such notice and on the record date for the determination of stockholders entitled to notice of and to vote at such annual or special meeting;

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permit notices to be given to stockholders and directors (including notice of a stockholders’ meeting) by electronic transmission, to the extent permitted by the DGCL, rather than requiring such notices to be written and delivered in person or by mail;

•	clarify the manner in which stockholders may grant proxies and act by written consent, including by electronic transmission;

•	clarify certain procedural requirements relating to action of the Board, including the ability of Board members to act by written consent by electronic transmission;

•	provide for the issuance of uncertificated shares of the Corporation’s capital stock upon the Board’s adoption of a resolution providing for such issuance;

•	provide for indemnification of directors and officers of the Corporation and procedures relating thereto;

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provide that, unless the Corporation consents in writing to an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a duty (including any fiduciary duty) owed by any current or former director, officer, stockholder, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation or any current or former director, officer, stockholder, employee or agent of the Corporation arising out of or relating to any provision of the General Corporation Law of Delaware or the Corporation’s Certificate of Incorporation or Bylaws (each, as in effect from time to time) or (iv) any action asserting a claim against the Corporation or any current or former director, officer, stockholder, employee or agent of the Corporation governed by the internal affairs doctrine of the State of Delaware. In the event that the Court of Chancery of the State of Delaware lacks subject matter jurisdiction over any such action or proceeding, the sole and exclusive forum for such action or proceeding shall be another state or federal court located within the State of Delaware, in each case, unless the Court of Chancery (or such other state or federal court located within the State of Delaware, as applicable) has dismissed a prior action by the same plaintiff asserting the same claims because such court lacked personal jurisdiction over an indispensable party named as a defendant therein. Any person or entity purchasing, or otherwise acquiring or holding, any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the foregoing provision; and

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provide that, unless the Corporation consents in writing to an alternative forum, the United States federal district courts shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended. Any person or entity purchasing, or otherwise acquiring or holding, any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the foregoing provision.

The foregoing summary of the Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Bylaws, which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Description

3.2	Amended and Restated Bylaws of PrimeEnergy Resources Corporation.

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned, thereto duly authorized.

PrimeEnergy Resources Corporation

Dated: April 27, 2020	By:	/s/ Charles E. Drimal, Jr.
Charles E. Drimal, Jr. Chairman of the Board, President